PRUDENTIAL'S
LONG TERM GROWTH ACCOUNT

[PHOTO]

ANNUAL REPORT
TO PARTICIPANTS

DECEMBER 31, 1998
                              ----------------------------------------
                              COMMITTED TO PROVIDING SUPERIOR
                              INVESTMENT, ADMINISTRATIVE AND
                              RECORDKEEPING SERVICES TO INSTITUTIONAL
                              CLIENTS.
                              ----------------------------------------
[LOGO]
The Prudential Insurance Company of America
30 Scranton Office Park
Scranton, PA 18507-1789

                                [PRUDENTIAL LOGO]

================================================================================
THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS FOR VCA-2.
It is for the information of persons participating in The Prudential Variable Contract Account-2 (VCA-2, Long Term Growth Account, or the Account). VCA-2 is distributed by Prudential Investment Management Services LLC, an affiliate of The Prudential Insurance Company of America. VCA-2 is a group annuity insurance product issued by The Prudential Insurance Company of America, Newark, NJ.

YEAR ENDED DECEMBER 31, 1998

LETTER
TO PARTICIPANTS

DEAR PARTICIPANT:

This Annual Report presents the investment performance of the Long Term Growth Account.

Last year, the stock market registered double-digit returns for an unprecedented fourth consecutive year. However, the global financial crisis drove many investors to focus on only the largest and most marketable securities. As a result, companies with the most predictable earnings and largest market capitalization generated the lion's share of the stock market gains while small-company and value stocks lagged dramatically.

The turning point for the financial markets came in the fall when a round of interest rate cuts by central banks around the world, including the U.S. Federal Reserve, fueled investor confidence and prompted investors to move money back into riskier investments with higher potential total returns. (Total return is interest or dividends plus capital appreciation.) Forecasts that there would be a huge rise in on-line business also helped the bull market regain its footing by sparking a fourth-quarter rally in technology stocks.

HOW DID OUR PORTFOLIO PERFORM?

Consistent with the market, our value-oriented Long Term Growth Account declined 3.65% for the year, compared with the Lipper Variable Insurance Products Growth Average which returned 24.94%. This disappointing performance reminds us of the importance of maintaining a long-term perspective. For three-, five-, and ten-year periods, the Long Term Growth Account beat the Average.

KEEP THE MARKETS IN PERSPECTIVE.

As we begin the new year, the U.S. stock market is at historic highs in terms of the price placed on companies' earning powers. We expect markets eventually to bring prices in line with earnings performance. We have already begun to see fixed-income investors shift money back into investment-grade and high-yield corporate bonds, as well as into emerging market, mortgage-backed and asset-backed securities. Furthermore, growth and value styles of investing tend to alternate in superior performance, often making it unwise to chase last year's market winners.

                                       [PHOTO OF MENDEL A. MELZER, CFA CHAIRMAN]


We continue to believe that diversification is key to a successful investment strategy and can help you receive more consistent returns over time. It is also a good practice to rebalance your holding when necessary to keep your asset allocation consistent with your objectives and risk tolerance.


IT'S LONG-TERM PERFORMANCE THAT COUNTS.

Since most people buy variable annuity products to finance long-term goals, our objective for this portfolio is to achieve above-average investment performance over time. Therefore, when you consider how to allocate either new or existing assets among our available investment options, we encourage you to think about your time horizon and risk tolerance. As always, remember that past performance is not necessarily indicative of future results.

Your Prudential professional will be happy to help you review and structure a program to meet your long-term financial needs. All of us at Prudential thank you for your business and look forward to helping you plan for your future financial security.


/s/ MENDEL A. MELZER
-------------------------
    Mendel A. Melzer, CFA
    Chairman

    January 29, 1999

MENDEL A. MELZER, CFA
CHAIRMAN

                         VCA-2 LONG TERM GROWTH ACCOUNT

PERFORMANCE SUMMARY.

Your Fund declined 3.65% in 1998, while the average (VIP) growth fund gained 24.94%, as reported by Lipper Analytical Services. This disappointing performance was due to an investment environment that was exceptionally hostile to your Fund's value style -- growth stocks beat value by 27 percentage points, the widest gap since 1975. Moreover, a portion of your Fund was invested in smaller companies, while stock performance this year was concentrated in a few of the largest companies. Historically, value and growth styles alternate in periods of superior performance, although this year represents an extreme domination. Over the long run, however, value investing has produced superior results.

-------------------------------------------------

INVESTMENT GOAL
Long term growth of capital.

TYPES OF INVESTMENTS
Primarily stocks of a diversified group of major established companies in a variety of industries.

INVESTMENT STYLE
This Account uses a "value" investment approach to companies that are attractively priced relative to book value, earnings, discretionary cash flow, sales and other measures of value.

--------------------------------------------------

AVERAGE ANNUAL RETURNS THROUGH DECEMBER 31, 1998

                                            ONE       THREE     FIVE      TEN
                                           YEAR       YEAR      YEAR     YEAR
--------------------------------------------------------------------------------
LONG TERM GROWTH ACCOUNT(1)               -3.65%     17.40%    15.45%   16.43%
--------------------------------------------------------------------------------
LONG TERM GROWTH ACCOUNT(2)               -7.19%     15.29%    13.73%   15.00%
--------------------------------------------------------------------------------
LIPPER (VIP) GROWTH AVG.(3)               24.94%     23.77%    20.25%   17.83%
--------------------------------------------------------------------------------
S&P 500(4)                                28.60%     28.23%    24.05%   19.19%
--------------------------------------------------------------------------------
LONG TERM GROWTH ACCOUNT INCEPTION DATE: 7/1/68.

--------------------------------------------------------------------------------
PERFORMANCE REVIEW.

GAINS WERE FOCUSED. Until 1997, the S&P 500 had never seen even a three-year run of returns above 20%. In this unprecedented fourth year of such returns, gains were concentrated in a few large growth stocks that had already become expensive when the year began. Our value discipline steered us away from such stocks, but over the year they moved from expensive to even more expensive, augmenting the returns of investors who followed the crowd. The average price gain of all stocks in the S&P 500 Index was only 11% in 1998, compared with 27% for the weighted Index. The gap between the Index and average return -- a measure of the concentration of high returns in a few large-capitalization stocks -- hasn't been so wide in 40 years of data.

INDUSTRIALS STAYED MODESTLY PRICED. The earnings of industrials are sensitive to the rate of economic growth. Fear of an economic slowdown remained a problem in 1998. Since almost 45% of our holdings were in inexpensively purchased industrials, CONTINUED

--------------------------------------------------------------------------------

                        $10,000 INVESTED OVER TEN YEARS.

                    [GRAPHICAL REPRESENTATION OF LINE GRAPH]

THESE RESULTS REPRESENT PAST PERFORMANCE AND ARE NO GUARANTEE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE OF THE LONG TERM GROWTH ACCOUNT WILL FLUCTUATE RESULTING IN A VALUE WHICH MAY AT ANY TIME, INCLUDING THE TIME OF WITHDRAWAL OF THE CASH VALUE, BE MORE OR LESS THAN THE TOTAL PRINCIPAL INVESTMENT MADE. SOURCE: PRUDENTIAL

INVESTMENT IN THE LONG TERM GROWTH ACCOUNT INVOLVES VARIOUS RISKS WHICH ARE MORE FULLY DESCRIBED IN THE PROSPECTUS. FOR MORE COMPLETE INFORMATION ABOUT THE ACCOUNT, INCLUDING CHARGES AND EXPENSES, CONTACT PRUDENTIAL FOR A FREE PROSPECTUS. PLEASE READ IT CAREFULLY BEFORE INVESTING. THE LONG TERM GROWTH ACCOUNT IS A GROUP ANNUITY INSURANCE PRODUCT ISSUED BY THE PRUDENTIAL INSURANCE COMPANY OF AMERICA, NEWARK, NJ AND IS DISTRIBUTED BY PRUDENTIAL INVESTMENT MANAGEMENT SERVICES LLC, AN AFFILIATE OF PRUDENTIAL.

(1) THE RESULTS ARE SHOWN AFTER THE DEDUCTION OF ALL EXPENSES INCLUDING INVESTMENT MANAGEMENT AND MORTALITY AND EXPENSE CHARGES BUT DO NOT INCLUDE THE EFFECT OF ANY SALES CHARGE.

(2) THE RESULTS ARE SHOWN AFTER THE DEDUCTION OF ALL EXPENSES INCLUDING INVESTMENT MANAGEMENT, MORTALITY AND EXPENSE CHARGES AND IN ADDITION REFLECT THE DEDUCTION OF A FRONT-END 21/2% SALES CHARGE AND THE IMPACT OF AN ANNUAL ACCOUNT CHARGE.

(3) THE LIPPER VARIABLE INSURANCE PRODUCTS (VIP) GROWTH AVERAGE IS CALCULATED BY LIPPER ANALYTICAL SERVICES, INC., AND REFLECTS THE INVESTMENT RETURN OF CERTAIN PORTFOLIOS UNDERLYING VARIABLE LIFE AND ANNUITY PRODUCTS. THESE RETURNS ARE NET OF INVESTMENT FEES AND FUND EXPENSES BUT NOT PRODUCT CHARGES.

(4) THE S&P 500 IS A CAPITAL-WEIGHTED INDEX REPRESENTING THE AGGREGATE MARKET VALUE OF THE COMMON EQUITY OF 500 STOCKS PRIMARILY TRADED ON THE NEW YORK STOCK EXCHANGE. THE S&P 500 IS AN UNMANAGED INDEX AND INCLUDES THE REINVESTMENT OF ALL DIVIDENDS BUT DOES NOT REFLECT THE PAYMENT OF TRANSACTION COSTS AND ADVISORY FEES ASSOCIATED WITH AN INVESTMENT IN THE ACCOUNT. THE SECURITIES THAT COMPRISE THE S&P 500 MAY DIFFER SUBSTANTIALLY FROM THE SECURITIES IN THE ACCOUNT. THE S&P 500 IS NOT THE ONLY INDEX THAT MAY BE USED TO CHARACTERIZE PERFORMANCE OF THIS ACCOUNT, AND OTHER INDICES MAY PORTRAY DIFFERENT COMPARATIVE PERFORMANCE. INVESTORS CANNOT INVEST DIRECTLY IN AN INDEX.

PERFORMANCE REVIEW CONTINUED
our return was hurt when investors continued to avoid this sector.

TECHNOLOGY GAINED. Our comparative return suffered because we had less than a full share, and none of the expensive market leaders, such as Microsoft, Lucent, and Cisco Systems.

STRATEGY SESSION.

SIZE AND STYLE PREFERENCE CREATE VALUE. We continue to feel that the market's preference for the largest growth stocks has gone too far. A return to a more normal environment may bring a huge rebound in the laggards, since there are many good companies with good prospects that have been punished excessively only because of their small size.

INDUSTRIALS STILL ARE BARGAINS. We're still overweighted in industrial stocks. We held these stocks because we thought the Asian problems would cause a slowdown in economic growth but not a full-fledged recession. While we were correct, industrial earnings have still been hurt more than we expected. However, economically sensitive stocks are now priced at levels that appear to discount a more dire scenario, so we continue to hold them.

FINANCIALS OFFER OPPORTUNITY. We also still like financial companies, particularly insurance companies. Again, we think that prices more than reflect the competitive conditions in the property and casualty business. In addition, we think the insurance industry is ripe for consolidation.

                                         [PHOTO OF PORTFOLIO MANAGER ROGER FORD]

-------------------------------------------
PORTFOLIO COMPOSITION

                                   12/31/98
                                   --------
Industrials                          35.2%
Consumer Growth                      23.2%
Finance                              21.2%
Technology                            7.7%
Consumer Cyclicals                    6.7%
Energy                                4.3%
Utilities                             1.7%
-------------------------------------------
SOURCE: PRUDENTIAL. HOLDINGS ARE SUBJECT TO CHANGE.

--------------------------------------------------------------------------------

  OUTLOOK
  PORTFOLIO MANAGER
  ROGER FORD
  AN UNPRECEDENTED DIVERGENCE.

 "The divergence of stock performance over the past year was unprecedented. As a result, the current pricing differences are extreme. On the one hand, industrial firms have been priced as if we were heading into a severe global recession. On the other, some technology firms are priced as if they could increase their earnings by 25% or more a year indefinitely. Neither of these assumptions are likely to come to pass. As investors realize this and survey the extraordinary range of values, we suspect that the deep-rooted human dislike for paying too much will come to the fore. If it does, we own the good companies that have bargain-priced stocks."

  After a long and accomplished career with Prudential, Roger Ford retired on January 29, 1999. Jay Kaplan, who has more than 10 years of investment experience, has assumed responsibility for managing the Long Term Growth Account.

--------------------------------------------------------------------------------

-------------------------------------------
Top Ten Holdings

                                 12/31/98
                                 --------
MediaOne Group, Inc.               2.6%
Banc One Corp.                     2.2%
Tele-Communications Inc.,
  Liberty Media                    2.1%
Comcast Corp. Special Cl. A        2.1%
Borg-Warner Automotive Inc.        2.0%
NACRe Corp.                        1.9%
Reynolds &Reynolds Cl. A           1.8%
Berkley W.R. Corp.                 1.7%
ALLTEL Corp.                       1.7%
Giant Cement Holding Inc.          1.6%
-------------------------------------------

SOURCE: PRUDENTIAL. HOLDINGS ARE SUBJECT TO CHANGE.


                                                         FINANCIAL HIGHLIGHTS FOR VCA-2
                                               INCOME AND CAPITAL CHANGES PER ACCUMULATION UNIT*
                                          (FOR AN ACCUMULATION UNIT OUTSTANDING THROUGHOUT THE PERIOD)




                                                                         YEAR ENDED DECEMBER 31,
------------------------------------------------------------------------------------------------------------------------
                                                           1998          1997         1996           1995         1994
------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME ................................     $   .3414     $   .2633     $   .2056     $   .2000     $  .1896

EXPENSES
   For investment management fee .................        (.0325)       (.0284)       (.0215)       (.0170)      (.0151)
   For assuming mortality and expense risks ......        (.0974)       (.0850)       (.0646)       (.0511)      (.0453)
------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME ............................         .2115         .1499         .1195         .1319        .1292

CAPITAL CHANGES
   Net realized gain on investments ..............        3.1604        4.7245        2.3368        1.5228       1.0028
   Net unrealized appreciation (depreciation)
   of investments ................................       (4.3161)       1.3843        1.7641        1.7558      (1.2955)
------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN ACCUMULATION UNIT VALUE       (0.9442)       6.2587        4.2204        3.4105       (.1635)
------------------------------------------------------------------------------------------------------------------------
ACCUMULATION UNIT VALUE
   Beginning of year .............................       25.8828       19.6241       15.4037       11.9932      12.1567
------------------------------------------------------------------------------------------------------------------------
   End of year ...................................     $ 24.9386     $ 25.8828     $ 19.6241     $ 15.4037     $11.9932
------------------------------------------------------------------------------------------------------------------------
RATIO OF EXPENSES TO
   AVERAGE NET ASSETS** ..........................         .50%          .50%          .50%          .50%         .50%
------------------------------------------------------------------------------------------------------------------------
RATIO OF NET INVESTMENT INCOME TO
   AVERAGE NET ASSETS** ..........................         .81%          .70%          .69%          .96%        1.07%
------------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE ..........................          43%           47%           53%           42%          37%
------------------------------------------------------------------------------------------------------------------------
NUMBER OF ACCUMULATION UNITS OUTSTANDING
   for Participants at end of year
   (000 omitted) .................................        26,278        28,643        30,548        31,600       32,624
------------------------------------------------------------------------------------------------------------------------

 * Calculated by accumulating the actual per unit amounts daily.
** These calculations exclude Prudential's equity in VCA-2.

The above table does not reflect the annual administration charge, which does not affect the Accumulation Unit Value. This charge is made by reducing Participants' Accumulation Accounts by a number of Accumulation Units equal in value to the charge.

                       SEE NOTES TO FINANCIAL STATEMENTS

                         FINANCIAL STATEMENTS OF VCA-2
                STATEMENT OF NET ASSETS AS OF DECEMBER 31, 1998

LONG TERM                                                  VALUE
INVESTMENTS - 96.8%                    SHARES            [NOTE 2A]
-------------------------------------------------------------------
COMMON STOCK INVESTMENTS - 96.7%
--------------------------------------------------------------------
AEROSPACE/DEFENSE -3.0%
Doncasters PLC - (ADR)
    (United Kingdom) +                 195,100           $3,158,181
Gen Corp.                              419,000           10,448,812
Litton Industries, Inc.+               113,700            7,418,925
                                                         ----------
                                                         21,025,918
--------------------------------------------------------------------
AUTOS & TRUCKS - 3.4%

Borg-Warner Automotive, Inc.           242,600           13,540,112
Lear Corp.+                            113,700            4,377,450
Tower Automotive, Inc.+                218,900            5,458,819
                                                         ----------
                                                         23,376,381
--------------------------------------------------------------------
CHEMICALS - 3.9%

Agrium, Inc.                           658,000            5,716,375
Cytec Industries, Inc.+                429,900            9,135,375
Dow Chemical Co.                        65,600            5,965,500
Mississippi Chemical Corp.             436,714            6,113,996
                                                         ----------
                                                         26,931,246
--------------------------------------------------------------------
COMPUTER RELATED - 0.6%
Electronic Data Systems Corp.           81,300            4,085,325
--------------------------------------------------------------------
CONSUMER SERVICES - 7.5%
Darden Restaurants                     558,100           10,045,800
Hilton Hotels Corp.+                   352,000            6,732,000
Innkeepers USA Trust                   422,300            4,988,419
Lodgian, Inc.                          492,200            2,399,475
Ogden Corp.                            157,300            3,942,331
Reynolds & Reynolds
   (Class 'A' Stock)                   543,200           12,459,650
RFS Hotel Investors, Inc.+             329,200            4,032,700
Station Casinos, Inc.                  809,100            6,624,506
                                                         ----------
                                                         51,224,881
--------------------------------------------------------------------
CONTAINERS AND PACKAGING - 1.7%

Alltrista Corp.+                       242,900            5,829,600
Crown Cork & Seal Co., Inc.             80,000            2,465,000
U.S. Can Corp.+                        190,600            3,406,975
                                                         ----------
                                                         11,701,575
--------------------------------------------------------------------
ELECTRICAL EQUIPMENT - 1.4%

Emcor Group Inc.                       316,000            5,095,500
Hussman International Inc.             233,850            4,530,844
                                                         ----------
                                                          9,626,344
--------------------------------------------------------------------

COMMON STOCK                                               VALUE
INVESTMENTS                                SHARES        [NOTE 2A]
----------------------------------------------------------------------
ELECTRONICS - 2.5%

Marshall Industries+                   218,600           $5,355,700
National Semiconductor Corp.           203,100            2,741,850
Pioneer Standard
   Electronics, Inc.                   477,400            4,475,625
VSLI Technology, Inc.                  397,300            4,345,469
                                                         ----------
                                                         16,918,644
----------------------------------------------------------------------
ENGINERING & CONSTRUCTION - 3.6%

Apogee Enterprises, Inc.               285,800            3,215,250
Cameron Ashley
   Building Products +                 141,700            1,850,956
Giant Cement Holding, Inc.+            453,300           11,219,175
Gradall Industries, Inc.+              387,600            5,571,750
Texas Industries, Inc.                 108,900            2,933,494
                                                         ----------
                                                         24,790,625
----------------------------------------------------------------------
EXPLORATION & PRODUCTION - 4.0%

Atlantic Richfield Co.                 105,400            6,877,350
Cabot Oil & Gas Corp.                  292,800            4,392,000
Chesapeake Energy Corp.                270,700              236,862
Comstock Resources, Inc. +             468,200            1,433,862
Occidental Petroleum Corp.             225,600            3,807,000
Oryx Energy Co.+                       327,100            4,395,406
Pioneer Natural Resources Co.          406,000            3,552,500
Vintage Petroleum, Inc.                340,400            2,935,950
                                                         ----------
                                                         27,630,930
----------------------------------------------------------------------
FINANCIAL SERVICES - 6.5%
C.I.T. Corp.
   (Class 'A' Stock)                   249,600            7,940,400
Citigroup, Inc.                        156,699            7,756,601
Financial Security Assurance
   Holdings Corp.                      171,600            9,309,300
Heller Financial Inc.                  192,600            5,657,625
Morgan (J.P.) & Co.                     41,300            4,339,081
The PMI Group, Inc.                    141,400            6,981,625
Waddell & Reed Financial, Inc.
(Class 'A' Stock                        20,516              485,973
Waddell & Reed Financial, Inc.          82,692            1,922,589
                                                         ----------
                                                         44,393,194
----------------------------------------------------------------------
HEALTHCARE - 3.8%

Columbia HCA Healthcare                160,400            3,969,900
Mallinckrodt, Inc.                     157,000            4,837,563
Tenet Healthcare Corp.+                257,100            6,748,875
United Healthcare Corp.                129,200            5,563,675
Wellpoint Health Networks, Inc.         58,800            5,115,600
                                                         ----------
                                                         26,235,613
----------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

                         FINANCIAL STATEMENTS OF VCA-2
                STATEMENT OF NET ASSETS AS OF DECEMBER 31, 1998

COMMON STOCK                                                 VALUE
INVESTMENTS                                  SHARES         [NOTE 2A]
-------------------------------------------------------------------------
HOUSING RELATED - 0.8%
Furniture Brands
International, Inc.+                         206,600        $5,629,850
-------------------------------------------------------------------------
INSURANCE - 9.7%
Berkley (W.R.) Corp.                         344,200        11,724,312
MMI Companies, Inc.                          395,011         6,616,434
NAC Re Corp.                                 274,300        12,874,956
Old Republic
   International  Corp.                      287,450         6,467,625
Reinsurance
   Group of America                          88,650          6,205,500
Torchmark Corp.                              227,000         8,015,938
Travelers Property Casualty
    (Class 'A' Stock)                        151,600         4,699,600
Trenwick Group, Inc.                         314,400        10,257,300
                                                            ----------
                                                            66,861,665
-------------------------------------------------------------------------
MACHINERY - 3.5%
Allied Products Corp.                        332,650         2,099,853
Applied Power, Inc.                          165,700         6,255,175
Columbus McKinnon Corp.                      243,700         4,386,600
Denison International,
   PLC - (ADR) (United Kingdom)              181,100         2,263,750
Hardinge, Inc.                               286,350         5,279,578
New Holland N.V.                             259,300         3,549,169
                                                            ----------
                                                            23,834,125
-------------------------------------------------------------------------
MEDIA - 13.2%
Belo (A.H.) Corp.
   (Class 'A' Stock)                         217,900         4,344,381
CBS Corp.+                                   172,600         5,652,650
Century Communications Corp.
   (Class 'A' Stock)+                        275,400         8,735,358
Comcast Corp.
   (Class 'A' Stock)                         160,700         9,230,206
Comcast Corp.
   (Class 'A' Stock) Special                 240,626        14,121,738
Cox Communication, Inc.+                     50,987          3,524,476
MediaOne Group Inc.+                         378,500        17,789,500
Tele-Communications, Inc.
   Liberty Media Group
   (Series A)+                               313,350        14,433,684
Time Warner, Inc.                            96,600          5,995,238
Viacom, Inc.
   (Class B Stock) +                         92,800          6,867,200
                                                            ----------
                                                            90,694,431
-------------------------------------------------------------------------


COMMON STOCK                                                  VALUE
INVESTMENTS                                  SHARES         [NOTE 2A]
-------------------------------------------------------------------------
METALS - 2.9%
Alcoa, Inc.                                   65,600        $4,891,300
The Carbide/Graphite Group, Inc.+            465,100         6,860,225
Cleveland Cliffs, Inc.                       138,500         5,583,281
UCAR International, Inc.+                    146,200         2,604,188
                                                            ----------
                                                            19,938,994
-------------------------------------------------------------------------
MISCELLANEOUS-INDUSTRIAL - 9.1%
Crane Co.                                    310,350         9,368,691
Dexter Corp.                                 166,100         5,221,769
Global Industrial
   Technologies, Inc.+                       460,500         4,921,594
Harsco Corp.                                 179,900         5,475,706
Pentair, Inc.                                100,100         3,985,231
PPG Industries, Inc.                         105,600         6,151,200
Regal Beloit Corp.                           159,200         3,661,600
United Dominion Industries, Ltd.             361,700         7,369,638
Varian Associates, Inc.                      243,000         9,203,625
Wolverine Tube, Inc.+                        341,100         7,163,100
                                                            ----------
                                                            62,522,154
-------------------------------------------------------------------------
PAPER PRODUCTS - 2.5%
Boise Cascade Corp.                          109,500         3,394,500
Ennis Business Forms                         358,100         3,558,619
Georgia Pacific Corp.
   (GP - Group)+                             82,500          4,831,406
Georgia Pacific Corp.
   (Timber - Group) +                        117,800         2,805,112
Mead Corp                                    89,900          2,635,194
                                                            ----------
                                                            17,224,831
-------------------------------------------------------------------------
RAILROADS - 1.9%

Burlington Northern Santa Fe                 232,200         7,836,750
Varlen Corp.                                 234,852         5,416,274
                                                            ----------
                                                            13,253,024
-------------------------------------------------------------------------
REGIONAL BANKS - 3.0%
Banc One Corp.                               296,977        15,164,388
PNC Bank Corp.                               104,700         5,666,888
                                                            ----------
                                                            20,831,276
-------------------------------------------------------------------------
RETAIL - 2.8%
Food Lion, Inc.
   (Class 'A' Stock)                         364,600         3,873,875
Food Lion, Inc.
   (Class 'B' Stock)                         133,200         1,340,325
Haverty Furniture, Inc.                      379,100         7,961,100
The Limited, Inc.                            202,700         5,903,638
                                                            ----------
                                                            19,078,938
-------------------------------------------------------------------------
                       SEE NOTES TO FINANCIAL STATEMENTS

                         FINANCIAL STATEMENTS OF VCA-2
                STATEMENT OF NET ASSETS AS OF DECEMBER 31, 1998

COMMON STOCK                                                   VALUE
INVESTMENTS                                   SHARES         [NOTE 2A]
-------------------------------------------------------------------------
SPECIALTY CHEMICALS - 3.7%
Cambrex Corp.                                 167,900       $4,029,600
Crompton & Knowles Corp.                      317,000        6,557,938
Ferro Corp.                                   245,900        6,393,400
French Fragances, Inc. +                      366,500        2,657,125
IMC Global, Inc.                              270,400        5,779,800
                                                            ----------
                                                            25,417,863
-------------------------------------------------------------------------
TELECOMMUNICATIONS - 1.7%
Alltel Corp.                                  190,272       11,380,644
-------------------------------------------------------------------------
TOTAL COMMON STOCK INVESTMENTS - 96.7%
   (Cost: $575,574,440)                                   $664,608,471
-------------------------------------------------------------------------
PREFERRED STOCKS INVESTMENT - 0.1%
Chesapeake Energy Corp.
   (Cost: $4,299,058)                         86,700          $910,350
-------------------------------------------------------------------------
TOTAL LONG-TERM INVESTMENTS - 96.8%
   (Cost: $579,873,498)                                   $665,518,821
-------------------------------------------------------------------------
SHORT-TERM INVESTMENT - 3.2%                PRINCIPAL
                                             AMOUNT
-------------------------------------------------------------------------
DISCOUNT NOTE
Federal Home Loan Bank
4.50%, 1/4/99
   (Cost: $21,809,090)                   21,820,000        $21,809,090
-------------------------------------------------------------------------
TOTAL INVESTMENTS - 100%
   (Cost: $601,682,588)                                    687,327,911
-------------------------------------------------------------------------
LIABILITIES, LESS OTHER ASSETS
Cash                                                               840
Dividends and Interest Receivable                              877,819
Receivable for Investments Sold                                207,678
Payable for Pending
    Capital Transactions                                    (1,184,220)
-------------------------------------------------------------------------
TOTAL LIABILITIES
   LESS OTHER ASSETS - 0.0%                                    (97,883)
-------------------------------------------------------------------------
NET ASSETS - 100%                                         $687,230,028
-------------------------------------------------------------------------


COMMON STOCK                                                   VALUE
INVESTMENTS                                   SHARES         [NOTE 2A]
-------------------------------------------------------------------------
NET ASSETS, REPRESENTING:
Equity of Participants
   (other than Annuitants)
   26,278,350 Accumulation Units at an
   Accumulation Unit Value of
$24.9386                                                  $655,346,467
Equity of Annuitants                                        30,398,372
Equity of Prudential Insurance
   Company of America                                        1,485,189
                                                           -----------
                                                          $687,230,028
-------------------------------------------------------------------------

The following abbreviations are used in portfolio descriptions:
   ADR  - American Depository Receipts
   N.V. - Naamloze VennootSchap (Dutch Corporation)
   PLC  - Public Limited Company
   + Non-Income Producing Security

                       SEE NOTES TO FINANCIAL STATEMENTS

                                         FINANCIAL STATEMENTS OF VCA-2
                                           STATEMENT OF OPERATIONS

---------------------------------------------------------------------------------------------------------
YEAR ENDED                                                                            DECEMBER 31, 1998
---------------------------------------------------------------------------------------------------------
INVESTMENT INCOME [NOTE 2B]
   Dividends                                                                          $   8,831,940
   Interest                                                                               1,125,472
---------------------------------------------------------------------------------------------------------
TOTAL INCOME                                                                              9,957,412
---------------------------------------------------------------------------------------------------------
EXPENSES [NOTE 3]
   Fees Charged to Participants and Annuitants for Investment Management Services           928,544
   Fees Charged to Participants (other than Annuitants) for Assuming
      Mortality and Expense Risks                                                         2,694,391
---------------------------------------------------------------------------------------------------------
TOTAL EXPENSES                                                                            3,622,935
---------------------------------------------------------------------------------------------------------
INVESTMENT INCOME - NET                                                                   6,334,477
---------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS - NET [NOTE 2B]
   Realized Gain on Investments - Net                                                    93,450,128
   Decrease in Unrealized Appreciation on Investments - Net                            (128,066,902)
---------------------------------------------------------------------------------------------------------
NET LOSS ON INVESTMENTS                                                                 (34,616,774)
---------------------------------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                                  $ (28,282,297)
=========================================================================================================


                                      STATEMENTS OF CHANGES IN NET ASSETS

-----------------------------------------------------------------------------------------------------------------------
YEAR ENDED                                                          DECEMBER 31, 1998                DECEMBER 31, 1997
-----------------------------------------------------------------------------------------------------------------------
OPERATIONS
   Investment Income - Net                                           $    6,334,477                   $    4,884,485
   Realized Gain on Investments - Net [NOTE 2B]                          93,450,128                      147,369,906
   Increase/Decrease In Unrealized
      Appreciation on Investments - Net [NOTE 2B]                      (128,066,902)                      43,649,467
-----------------------------------------------------------------------------------------------------------------------
NET INCREASE/DECREASE IN NET ASSETS RESULTING FROM OPERATIONS           (28,282,297)                     195,903,858
-----------------------------------------------------------------------------------------------------------------------
CAPITAL TRANSACTIONS [NOTES 3 & 5]
   Purchase Payments and Transfers In                                    25,857,801                       37,581,652
   Withdrawals and Transfers Out                                        (85,141,729)                     (80,261,096)
   Annual Administration Charges Deducted from
      Participants' Accumulation Accounts                                   (26,137)                         (28,266)
   Mortality and Expense Risk Charges Deducted
      from Annuitants' Accounts                                             (91,240)                        (123,028)
   Variable Annuity Payments                                             (4,762,987)                      (4,174,661)
-----------------------------------------------------------------------------------------------------------------------
NET INCREASE/DECREASE IN NET ASSETS
   RESULTING FROM CAPITAL TRANSACTIONS                                  (64,164,292)                     (47,005,399)
-----------------------------------------------------------------------------------------------------------------------
NET INCREASE/DECREASE IN NET ASSETS
   RESULTING FROM SURPLUS TRANSFERS [NOTE 6]                             (4,176,839)                          78,656
-----------------------------------------------------------------------------------------------------------------------
TOTAL INCREASE/DECREASE IN NET ASSETS                                   (96,623,428)                     148,977,115
   NET ASSETS
      Beginning of Year                                                 783,853,456                      634,876,341
-----------------------------------------------------------------------------------------------------------------------
      End of Year                                                      $687,230,028                     $783,853,456
=======================================================================================================================


                        SEE NOTES TO FINANCIAL STATEMENTS

NOTES TO FINANCIAL STATEMENTS OF VCA-2
--------------------------------------------------------------------------------

NOTE 1: GENERAL

     The Prudential Variable Contract Account-2 (VCA-2 or the Account) was established on January 9, 1968 by The Prudential Insurance Company of America (Prudential) under the laws of the State of New Jersey and is registered as an open-end, diversified management investment company under the Investment Company Act of 1940, as amended. VCA-2 has been designed for use by public school systems and certain tax-exempt organizations to provide for the purchase and payment of tax-deferred variable annuities. Its investments are composed primarily of common stocks. All contractual and other obligations arising under contracts participating in VCA-2 (Contracts) are general obligations of Prudential, although Participants' payments from the Account will depend upon the investment experience of the Account.

NOTE 2: SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     A. SECURITIES VALUATION EQUITY SECURITIES

     Any security for which the primary market is on an exchange is generally valued at the last sale price on such exchange as of the close of the NYSE (which is currently 4:00 p.m. Eastern time) or, in the absence of recorded sales, at the mean between the most recently quoted bid and asked prices. Nasdaq National Market System equity securities are valued at the last sale price or, if there was no sale on such day, at the mean between the most recently quoted bid and asked prices. Other over-the-counter equity securities are valued at the mean between the most recently quoted bid and asked prices. Portfolio securities for which market quotations are not readily available will be valued at fair value as determined in good faith under the direction of the Account's Pricing Committee.

     FIXED INCOME SECURITIES

     Fixed income securities will be valued utilizing an independent pricing service to determine valuations for normal institutional size trading units of securities. The pricing service considers such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at securities valuations. Convertible debt securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued at the mean between the most recently quoted bid and asked prices provided by an independent pricing service.

     SHORT-TERM INVESTMENTS

     Short-term investments having maturities of 60 days or less are valued at amortized cost which approximates market value. Amortized cost is computed using the cost on the date of purchase, adjusted for constant accrual of discount or amortization of premium to maturity.

     B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME

     Securities transactions are recorded on the trade date. Realized gains and losses on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Income and realized and unrealized gains and losses are allocated to the Participants and Prudential on a daily basis in proportion to their respective ownership in VCA-2. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

NOTES TO FINANCIAL STATEMENTS OF VCA-2
--------------------------------------------------------------------------------

     C. TAXES

     The operations of VCA-2 are part of, and are taxed with, the operations of Prudential. Under the current provisions of the Internal Revenue Code, Prudential does not expect to incur federal income taxes on earnings of VCA-2 to the extent the earnings are credited under the Contracts. As a result, the Unit Value of VCA-2 has not been reduced by federal income taxes.

     D. EQUITY OF ANNUITANTS

     Reserves are computed for purchased annuities using the Prudential 1950 Group Annuity Valuation (GAV) Table, adjusted, and a valuation interest rate related to the Assumed Investment Result (AIR). The valuation interest rate is equal to the AIR less .5% which is a charge defined in Note 3A. The AIRs are selected by each Contract-holder and are described in the prospectus.

NOTE 3: CHARGES

     A. Prudential acts as investment manager for VCA-2 under an agreement for Investment Management Services. The expenses charged to VCA-2 consist of the following contract charges which are paid to Prudential:

          (i) An investment management fee is calculated daily at an effective annual rate of 0.125% of the current value of the accounts of Participants (other than Annuitants and Prudential). An equivalent charge is made monthly in determining the amount of Annuitants' payments.

          (ii) A daily charge for assuming mortality and expense risks is calculated at an effective annual rate of 0.375% of the current value of the accounts of Participants (other than Annuitants and Prudential). A one-time equivalent charge is deducted when the initial Annuity Units for Annuitants are determined.

     B. An annual administration charge of not more than $30 annually, is deducted from the accumulation account of certain Participants either at the time of withdrawal of the value of the entire Participant's account or at the end of the accounting year by canceling Accumulation Units. This deduction may be made from a fixed-dollar annuity contract if the Participant is enrolled under such a contract.

     C. A charge of 2.5% for sales and other marketing expenses is made from certain Participant's purchase payments. For the year ended December 31, 1998, Prudential has advised the Account it has received $9,673 for such charges.

NOTE 4:    PURCHASES AND SALES OF PORTFOLIO SECURITIES

     For the year ended December 31, 1998, the aggregate cost of purchases and the proceeds from sales of securities, excluding short-term investments, were $323,324,521 and $391,496,636 respectively.

Notes to Financial Statements of VCA-2  (Unaudited)
--------------------------------------------------------------------------------

NOTE 5:    UNIT TRANSACTIONS

     The number of Accumulation Units issued and redeemed for the years ended December 31, 1998 and December 31, 1997 is as follows:

                                               1998                   1997
               --------------------------------------------------------------
               Units issued                 1,824,158              4,486,054
               --------------------------------------------------------------
               Units redeemed               4,188,962              6,391,015
               --------------------------------------------------------------


NOTE 6:    NET DECREASE IN NET ASSETS RESULTING FROM SURPLUS TRANSFERS

     The decrease in net assets resulting from surplus transfers represents the net reductions from the equity of Prudential from VCA-2.

NOTE 7:    RELATED PARTY TRANSACTIONS

     For the year ended December 31, 1998 Prudential Securities Incorporated, an indirect, wholly owned subsidiary of Prudential, earned $15,138 in brokerage commissions from portfolio transactions executed on behalf of VCA-2.

NOTE 8:    PARTICIPANT LOANS

     Participant loan initiations are not permitted in VCA-2. However, participants who initiated loans in other accounts are permitted to direct loan repayments into VCA-2.

     For the years ended December 31, 1998 and December 31,1997, $36,727 and $18,529 of participant loan principal and interest has been paid to VCA-2, respectively.






This report is for the information of persons participating in The Prudential Variable Contract Account-2 (VCA-2, Long Term Growth Account, or the Account). It is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus for VCA-2. Prudential Investment Management Services LLC, Distributor, is an affiliate of The Prudential Insurance Company of America. VCA-2 is a group annuity insurance product issued by The Prudential Insurance Company of America.

                        REPORT OF INDEPENDENT ACCOUNTANTS

To the Committee and Participants
of The Prudential Variable Contract Account - 2 of The Prudential Insurance Company of America

In our opinion, the accompanying statement of net assets, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Prudential Variable Contract Account - 2 of The Prudential Insurance Company of America (the "Account") at December 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Account's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assuarance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above. The accompanying financial highlights for each of the two years in the period ended in December 31, 1995 were audited by other independent accountants, whose opinion dated February 15, 1996 was unqualified.

PricewaterhouseCoopers LLP
New York, New York

February 25, 1999

                  THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT - 2

COMMITTEE MEMBERS

MENDEL A. MELZER, CFA                     W. SCOTT McDONALD, JR., Ph.D.
 CHAIRMAN,                                 VICE PRESIDENT,
 THE PRUDENTIAL VARIABLE                   KALUDIS CONSULTING GROUP
  CONTRACT ACCOUNTS - 2, 10 AND 11

      SAUL K. FENSTER, Ph.D.                    JOSEPH WEBER, Ph.D.
       PRESIDENT, NEW JERSEY                      VICE PRESIDENT,
        INSTITUTE OF TECHNOLOGY                   INTERCLASS (INTERNATIONAL
                                                     CORPORATE LEARNING)

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

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Prudential has been helping individuals and families meet their financial needs.

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